Exhibit 10.23
TRIDENT MICROSYSTEMS, INC.
STOCK OPTION AGREEMENT
     Trident Microsystems, Inc. has granted to the Participant named in the Notice of Grant of Stock Option (the “Grant Notice”) to which this Stock Option Agreement (the “Option Agreement”) is attached an option (the “Option”) to purchase certain shares of Stock upon the terms and conditions set forth in the Grant Notice and this Option Agreement. The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Trident Microsystems, Inc. 2006 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Option Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of shares issuable pursuant to the Option (the “Plan Prospectus”), (b) accepts the Option subject to all of the terms and conditions of the Grant Notice, this Option Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Option Agreement or the Plan.
     1. Definitions and Construction.
          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     2. Tax Consequences.
          2.1 Tax Status of Option. This Option is intended to have the tax status designated in the Grant Notice.
               (a) Incentive Stock Option. If the Grant Notice so designates, this Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Participant should consult with the Participant’s own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE TO PARTICIPANT: If the Option is exercised more than three (3) months after the date on which you cease to be an Employee (other than by reason of your death or permanent and total disability as defined in Section 22(e)(3) of the Code), the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)

               (b) Nonstatutory Stock Option. If the Grant Notice so designates, this Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.
          2.2 ISO Fair Market Value Limitation. If the Grant Notice designates this Option as an Incentive Stock Option, then to the extent that the Option (together with all Incentive Stock Options granted to the Participant under all stock option plans of the Participating Company Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount will be treated as Nonstatutory Stock Options. For purposes of this Section 2.2, options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of stock is determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 2.2, such different limitation shall be deemed incorporated herein effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 2.2, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option. (NOTE TO PARTICIPANT: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options you hold (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, you should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)
     3. Administration.
          All questions of interpretation concerning this Option Agreement shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in the Option as provided by the Plan. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
     4. Exercise of the Option.
          4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares, as adjusted pursuant to Section 9.
          4.2 Method of Exercise. Exercise of the Option shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participant’s election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Further, each Exercise Notice must be received by the Company prior to the termination of the Option as set forth in Section 6 and must be accompanied by full payment of the aggregate Exercise Price for the number of shares of Stock being purchased. The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price.
          4.3 Payment of Exercise Price.
               (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash or by check or cash equivalent, (ii) if permitted by the Company, by tender to the Company, or attestation to the ownership, of whole shares of Stock owned by the Participant having a Fair Market Value not less than the aggregate Exercise Price, (iii) by means of a Cashless Exercise, as defined in Section 4.3(b), or (iv) by any combination of the foregoing.
               (b) Limitations on Forms of Consideration.
                    (i) Tender of Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months or such other period, if any, required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
                    (ii) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company

reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any such program or procedure, including with respect to the Participant notwithstanding that such program or procedures may be available to others.
          4.4 Tax Withholding.
               (a) In General. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Participating Company Group have been satisfied by the Participant.
               (b) Withholding in Shares. The Company may permit or require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations upon exercise of the Option by deducting from the shares of Stock otherwise issuable to the Participant upon such exercise a number of whole shares having a fair market value, as determined by the Company as of the date of exercise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates. Any adverse consequences to the Participant resulting from the procedure permitted under this Section, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.
          4.5 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the exercise of the Option. Except as provided by the preceding sentence, a certificate for the shares as to which the Option is exercised shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
          4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE

PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
          4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.
     5. Nontransferability of the Option.
          During the lifetime of the Participant, the Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. The Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Following the death of the Participant, the Option, to the extent provided in Section 7, may be exercised by the Participant’s legal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.
     6. Termination of the Option.
          The Option shall terminate and may no longer be exercised after the first to occur of (a) the close of business on the Option Expiration Date, (b) the close of business on the last date for exercising the Option following termination of the Participant’s Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.
     7. Effect of Termination of Service.
          7.1 Option Exercisability. The Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period as determined below and thereafter shall terminate.
               (a) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
               (b) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.
               (c) Termination for Cause. If the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
               (d) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
          7.2 Extension if Exercise Prevented by Law or Insider Trading Policy. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6 or a sale of shares pursuant to a Cashless Exercise of the Option would violate the provisions of the Insider Trading Policy, the Option shall remain exercisable until thirty (30) days after the date such exercise or sale, as the case may be, would no longer be prevented by such provisions, but in any event no later than the Option Expiration Date.
     8. Effect of Change in Control.
          In the event of a Change in Control, except to the extent that the Committee determines to cash out the Option in accordance with Section 15.1(c) of the Plan, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the Option or substitute for all or any portion of the Option a substantially equivalent option for the Acquiror’s stock. For purposes of this Section, the Option or any portion thereof shall be deemed assumed if, following the Change in Control, the Option confers the right to receive, subject to the terms and conditions of the Plan and this Option Agreement, for each share of Stock subject to such portion of the Option immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Option, for each share of Stock subject to the Option, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. The Option shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the Option is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control.
     9. Adjustments for Changes in Capital Structure.
          Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number, Exercise Price and kind of shares subject to the Option, in order to prevent dilution or enlargement of the Participant’s rights under the Option. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. The Committee in its sole discretion, may also make such adjustments in the terms of the Option to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.
     10. Rights as a Stockholder, Director, Employee or Consultant.
          The Participant shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Option Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service as a Director, an Employee or Consultant, as the case may be, at any time.
     11. Notice of Sales Upon Disqualifying Disposition.
          The Participant shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, if the Grant Notice designates this Option as an Incentive Stock Option, the Participant shall (a) promptly notify the Chief Financial Officer of the Company if the Participant disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Participant exercises all or part of the Option or within two (2) years after the Date of Grant and (b) provide the Company with a description of the circumstances of such disposition. Until such time as the Participant disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Participant shall hold all shares acquired pursuant to the Option in the Participant’s name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Participant to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.
     12. Legends.
          The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO [INSERT DISQUALIFYING DISPOSITION DATE HERE]. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.”
     13. Miscellaneous Provisions.
          13.1 Termination or Amendment. The Committee may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation, including, but not limited to, Section 409A. No amendment or addition to this Option Agreement shall be effective unless in writing.

          13.2 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Option Agreement.
          13.3 Binding Effect. Subject to the restrictions on transfer set forth herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.
          13.4 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
               (a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Option Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, the Participant may deliver electronically the Grant Notice and Exercise Notice called for by Section 4.2 to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
               (b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 13.4(a) of this Option Agreement and consents to the electronic delivery of the Plan documents and the delivery of the Grant Notice and Exercise Notice, as described in Section 13.4(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 13.4(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 13.4(a).

          13.5 Integrated Agreement. The Grant Notice, this Option Agreement and the Plan, together with any the Superseding Agreement, if any, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein, the provisions of the Grant Notice, the Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.
          13.6 Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.
          13.7 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

TM Incentive Stock Option	Participant:

TM Nonstatutory Stock Option	Date:

STOCK OPTION EXERCISE NOTICE
Trident Microsystems, Inc.
Attention: Stock Administration
1090 East Arques Avenue
Sunnyvale, CA 94085
Ladies and Gentlemen:
     1. Option. I was granted an option (the “Option”) to purchase shares of the common stock (the “Shares”) of Trident Microsystems, Inc. (the “Company”) pursuant to the Company’s 2006 Equity Incentive Plan (the “Plan”), my Notice of Grant of Stock Option (the “Grant Notice”) and my Stock Option Agreement (the “Option Agreement”) as follows:

Date of Grant:

Number of Option Shares:

Exercise Price per Share:	$

     2. Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares in accordance with the Grant Notice and the Option Agreement:

Total Shares Purchased:

Total Exercise Price (Total Shares X Price per Share)	$

     3. Payments. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

TM Cash:	$

TM Check:	$

TM Tender of Company Stock:	Contact Plan Administrator

TM Cashless Exercise (same-day sale):	Contact Plan Administrator
     4. Tax Withholding. I authorize payroll withholding and otherwise will make adequate provision for the federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with the Option. If I am exercising a Nonstatutory Stock Option, I enclose payment in full of my withholding taxes, if any, as follows:
(Contact Plan Administrator for amount of tax due.)

TM Cash:	$

TM Check:	$

TM Tender of Company Stock:	Contact Plan Administrator

TM Cashless Exercise (same-day sale):	Contact Plan Administrator
5. Participant Information.

My address is:

My Social Security Number is:

     6. Notice of Disqualifying Disposition. If the Option is an Incentive Stock Option, I agree that I will promptly notify the Chief Financial Officer of the Company if I transfer any of the Shares within one (1) year from the date I exercise all or part of the Option or within two (2) years of the Date of Grant.
     7. Binding Effect. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Grant Notice, the Option Agreement and the Plan, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

Very truly yours,

(Signature)

Receipt of the above is hereby acknowledged.
TRIDENT MICROSYSTEMS, INC.

By:

Title:

Dated:

2

TRIDENT MICROSYSTEMS, INC.
RESTRICTED STOCK AGREEMENT
     Trident Microsystems, Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock (the “Grant Notice”) to which this Restricted Stock Agreement (the “Agreement”) is attached an Award consisting of Shares subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to the Trident Microsystems, Inc. 2006 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the Shares (the “Plan Prospectus”), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.
1.	Definitions and Construction.
               1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
               1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
2.	Administration.
               All questions of interpretation concerning the Grant Notice and this Agreement shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in the Award as provided by the Plan. Any Officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
3.	The Award.
               3.1 Grant and Issuance of Shares. On the Date of Grant, the Participant shall acquire and the Company shall issue, subject to the provisions of this Agreement, a number of Shares equal to the Total Number of Shares set forth in the Grant Notice, subject to adjustment as provided in Section 8. As a condition to the issuance of the Shares, the Participant shall execute and deliver to the Company along with the Grant Notice the Assignment Separate from Certificate duly endorsed (with date and number of shares blank) in the form attached to the Grant Notice.

               3.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Shares, the consideration for which shall be past services actually rendered and/or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the Shares issued pursuant to the Award.
               3.3 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit the Shares with the Company’s transfer agent, including any successor transfer agent, to be held in book entry form during the term of the Escrow pursuant to Section 6. Furthermore, the Participant hereby authorizes the Company, in its sole discretion, to deposit, following the term of such Escrow, for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all Shares which are no longer subject to such Escrow. Except as provided by the foregoing, a certificate for the Shares shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
               3.4 Issuance of Shares in Compliance with Law. The issuance of the Shares shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No Shares shall be issued hereunder if their issuance would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any Shares shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of the Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
4.	Vesting of Shares.
               The Shares shall vest and become Vested Shares as provided in the Grant Notice. For purposes of determining the number of Vested Shares following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
5.	Company Reacquisition Right.
               5.1 Grant of Company Reacquisition Right. Except to the extent otherwise provided by the Superseding Agreement, in the event that (a) the Participant’s Service terminates for any reason or no reason, with or without cause, or (b) the Participant, the Participant’s legal representative, or other holder of the Shares, attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change Event), including, without

2

limitation, any transfer to a nominee or agent of the Participant, any Shares which are not Vested Shares (“Unvested Shares”), the Company shall automatically reacquire the Unvested Shares, and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).
               5.2 Ownership Change Event. Upon the occurrence of an Ownership Change Event, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant’s ownership of Unvested Shares shall be immediately subject to the Company Reacquisition Right and included in the terms “Shares,” “Stock” and “Unvested Shares” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Shares immediately prior to the Ownership Change Event.
6.	Escrow.
               6.1 Appointment of Agent. To ensure that Shares subject to the Company Reacquisition Right will be available for reacquisition, the Participant and the Company hereby appoint the Secretary of the Company, or any other person designated by the Company, as their agent and as attorney-in-fact for the Participant (the “Agent”) to hold any and all Unvested Shares and to sell, assign and transfer to the Company any such Unvested Shares reacquired by the Company pursuant to the Company Reacquisition Right. The Participant understands that appointment of the Agent is a material inducement to make this Agreement and that such appointment is coupled with an interest and is irrevocable. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Participant while acting in good faith and in the exercise of the Agent’s own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent’s own attorneys shall be conclusive evidence of such good faith. The Agent may rely upon any letter, notice or other document executed by any signature purporting to be genuine and may resign at any time.
               6.2 Establishment of Escrow. The Participant authorizes the Company to deposit the Unvested Shares with the Company’s transfer agent to be held in book entry form, as provided in Section 3.3, and the Participant agrees to deliver to and deposit with the Agent each certificate, if any, evidencing the Shares and an Assignment Separate from Certificate with respect to such book entry shares and each such certificate duly endorsed (with date and number of Shares blank) in the form attached to the Grant Notice, to be held by the Agent under the terms and conditions of this Section 6 (the “Escrow”). Upon the occurrence of an Ownership Change Event or a change, as described in Section 8, in the character or amount of any outstanding stock of the corporation the stock of which is subject to the provisions of this Agreement, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of his or her ownership of the Shares that remain, following such Ownership Change Event or change described in Section 8, subject to the Company Reacquisition Right shall be immediately subject to the Escrow to the same extent as the Shares immediately before such event. The Company shall bear the expenses of the Escrow.
               6.3 Delivery of Shares to Participant. The Escrow shall continue with respect to any Shares for so long as such Shares remain subject to the Company Reacquisition Right. Upon termination of the Reacquisition Right with respect to Shares, the Company shall

3

so notify the Agent and direct the Agent to deliver such number of Shares to the Participant. As soon as practicable after receipt of such notice, the Agent shall cause to be delivered to the Participant the Shares specified by such notice, and the Escrow shall terminate with respect to such Shares.
7.	Tax Matters.
7.1	Tax Withholding.
                         (a) In General. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company, if any, which arise in connection with the Award, including, without limitation, obligations arising upon (a) the transfer of Shares to the Participant, (b) the lapsing of any restriction with respect to any Shares, (c) the filing of an election to recognize tax liability, or (d) the transfer by the Participant of any Shares. The Company shall have no obligation to deliver the Shares or to release any Shares from the Escrow established pursuant to Section 6 until the tax withholding obligations of the Participating Company have been satisfied by the Participant.
                         (b) Assignment of Sale Proceeds; Payment of Tax Withholding by Check. Subject to compliance with applicable law and the Company’s Insider Trading Policy, the Participant shall satisfy the Participating Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares becoming Vested Shares on a Vesting Date as provided in the Grant Notice. Notwithstanding the foregoing, the Participant may elect to pay by check the amount of the Participating Company’s tax withholding obligations arising on any Vesting Date by delivering written notice of such election to the Company on a form specified by the Company for this purpose at least thirty (30) days (or such other period established by the Company) prior to such Vesting Date. By making such election, the Participant agrees to deliver a check for the full amount of the required tax withholding to the applicable Participating Company on or before the third business day following the Vesting Date. If the Participant elects to pay the required tax withholding by check but fails to make such payment as required by the preceding sentence, the Company is hereby authorized at its discretion, to satisfy the tax withholding obligations through any means authorized by this Section 7, including by directing a sale for the account of the Participant of some or all of the shares becoming Vested Shares on the Vesting Date from which the required taxes shall be withheld, by withholding from payroll and any other amounts payable to the Participant or by withholding shares in accordance with Section 7.1(c).
                         (c) Withholding in Shares. The Company may permit or require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations by deducting a number of whole, Vested Shares otherwise deliverable to the Participant or by the Participant’s tender to the Company of a number of whole, Vested Shares or vested shares

4

acquired otherwise than pursuant to the Award having, in any such case, a fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates. Any adverse consequences to the Participant resulting from the procedure permitted under this Section, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.
7.2	Election Under Section 83(b) of the Code.
                         (a) The Participant understands that Section 83 of the Code taxes as ordinary income the difference between the amount paid for the Shares, if anything, and the fair market value of the Shares as of the date on which the Shares are “substantially vested,” within the meaning of Section 83. In this context, “substantially vested” means that the right of the Company to reacquire the Shares pursuant to the Company Reacquisition Right has lapsed. The Participant understands that he or she may elect to have his or her taxable income determined at the time he or she acquires the Shares rather than when and as the Company Reacquisition Right lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service no later than thirty (30) days after the date of acquisition of the Shares. The Participant understands that failure to make a timely filing under Section 83(b) will result in his or her recognition of ordinary income, as the Company Reacquisition Right lapses, on the difference between the purchase price, if anything, and the fair market value of the Shares at the time such restrictions lapse. The Participant further understands, however, that if Shares with respect to which an election under Section 83(b) has been made are forfeited to the Company pursuant to its Company Reacquisition Right, such forfeiture will be treated as a sale on which there is realized a loss equal to the excess (if any) of the amount paid (if any) by the Participant for the forfeited Shares over the amount realized (if any) upon their forfeiture. If the Participant has paid nothing for the forfeited Shares and has received no payment upon their forfeiture, the Participant understands that he or she will be unable to recognize any loss on the forfeiture of the Shares even though the Participant incurred a tax liability by making an election under Section 83(b).
                         (b) The Participant understands that he or she should consult with his or her tax advisor regarding the advisability of filing with the Internal Revenue Service an election under Section 83(b) of the Code, which must be filed no later than thirty (30) days after the date of the acquisition of the Shares pursuant to this Agreement. Failure to file an election under Section 83(b), if appropriate, may result in adverse tax consequences to the Participant. The Participant acknowledges that he or she has been advised to consult with a tax advisor regarding the tax consequences to the Participant of the acquisition of Shares hereunder. ANY ELECTION UNDER SECTION 83(b) THE PARTICIPANT WISHES TO MAKE MUST BE FILED NO LATER THAN 30 DAYS AFTER THE DATE ON WHICH THE PARTICIPANT ACQUIRES THE SHARES. THIS TIME PERIOD CANNOT BE EXTENDED. THE PARTICIPANT ACKNOWLEDGES THAT TIMELY FILING OF A SECTION 83(b) ELECTION IS THE PARTICIPANT’S SOLE RESPONSIBILITY, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO FILE SUCH ELECTION ON HIS OR HER BEHALF.
                         (c) The Participant will notify the Company in writing if the Participant files an election pursuant to Section 83(b) of the Code. The Company intends, in the

5

event it does not receive from the Participant evidence of such filing, to claim a tax deduction for any amount which would otherwise be taxable to the Participant in the absence of such an election.
8.	Adjustments for Changes in Capital Structure.
               Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.
9.	Rights as a Stockholder, Director, Employee or Consultant.
               The Participant shall have no rights as a stockholder with respect to any Shares subject to the Award until the date of the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the Shares are issued, except as provided in Section 8. Subject the provisions of this Agreement, the Participant shall exercise all rights and privileges of a stockholder of the Company with respect to Shares deposited in the Escrow pursuant to Section 6. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service at any time.
10.	Legends.
               The Company may at any time place legends referencing the Company Reacquisition Right and any applicable federal, state or foreign securities law restrictions on all certificates representing the Shares. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing the Shares in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

6

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SET FORTH IN AN AGREEMENT BETWEEN THIS CORPORATION AND THE REGISTERED HOLDER, OR HIS PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”
11.	Transfers in Violation of Agreement.
               No Shares may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the provisions of this Agreement and, except pursuant to an Ownership Change Event, until the date on which such shares become Vested Shares, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Shares which will have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares will have been so transferred. In order to enforce its rights under this Section, the Company shall be authorized to give a stop transfer instruction with respect to the Shares to the Company’s transfer agent.
12.	Miscellaneous Provisions.
               12.1 Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation. No amendment or addition to this Agreement shall be effective unless in writing.
               12.2 Nontransferability of the Award. The right to acquire Shares pursuant to the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
               12.3 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
               12.4 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
               12.5 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for

7

effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
                         (a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, the parties may deliver electronically any notices called for in connection with the Escrow and the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
                         (b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 12.5(a) of this Agreement and consents to the electronic delivery of the Plan documents, the Grant Notice and notices in connection with the Escrow, as described in Section 12.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 12.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 12.5(a).
               12.6 Integrated Agreement. The Grant Notice, this Agreement and the Plan together with the Superseding Agreement, if any, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Grant Notice and the Agreement shall survive any settlement of the Award and shall remain in full force and effect.

8

               12.7 Applicable Law. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.
               12.8 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9

ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto

                                                             (                     ) shares of the Capital Stock of Trident Microsystems, Inc. standing in the undersigned’s name on the books of said corporation represented by Certificate No.                      herewith and does hereby irrevocably constitute and appoint                                          Attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated:

Signature

Print Name
Instructions: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Company Reacquisition Right set forth in the Restricted Stock Agreement without requiring additional signatures on the part of the Participant.

TRIDENT MICROSYSTEMS, INC.
RESTRICTED STOCK UNITS AGREEMENT
     Trident Microsystems, Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Units Agreement (the “Agreement”) is attached an Award consisting of Restricted Stock Units (the “Units”) subject to the terms and conditions set forth in the Grant Notice and this Agreement. The Award has been granted pursuant to the Trident Microsystems, Inc. 2006 Equity Incentive Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Grant Notice, this Agreement, the Plan and a prospectus for the Plan prepared in connection with the registration with the Securities and Exchange Commission of the shares issuable pursuant to the Award (the “Plan Prospectus”), (b) accepts the Award subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Grant Notice, this Agreement or the Plan.
1. Definitions and Construction.
          1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
     2. Administration.
          All questions of interpretation concerning the Grant Notice and this Agreement shall be determined by the Committee. All determinations by the Committee shall be final and binding upon all persons having an interest in the Award as provided by the Plan. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
     3. The Award.
          3.1 Grant of Units. On the Date of Grant, the Participant shall acquire, subject to the provisions of this Agreement, the Number of Restricted Stock Units set forth in the Grant Notice, subject to adjustment as provided in Section 9. Each Unit represents a right to receive on a date determined in accordance with the Grant Notice and this Agreement one (1) share of Stock.

          3.2 No Monetary Payment Required. The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the Units or shares of Stock issued upon settlement of the Units, the consideration for which shall be past services actually rendered and/or future services to be rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Units.
     4. Vesting of Units.
          The Units shall vest and become Vested Units as provided in the Grant Notice. For purposes of determining the number of Vested Units following an Ownership Change Event, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the Ownership Change Event.
     5. Company Reacquisition Right.
          5.1 Grant of Company Reacquisition Right. Except to the extent otherwise provided by the Superseding Agreement, in the event that the Participant’s Service terminates for any reason or no reason, with or without cause, the Participant shall forfeit and the Company shall automatically reacquire all Units which are not, as of the time of such termination, Vested Units (“Unvested Units”), and the Participant shall not be entitled to any payment therefor (the “Company Reacquisition Right”).
          5.2 Ownership Change Event. Upon the occurrence of an Ownership Change Event, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant’s ownership of Unvested Units shall be immediately subject to the Company Reacquisition Right and included in the terms “Units” and “Unvested Units” for all purposes of the Company Reacquisition Right with the same force and effect as the Unvested Units immediately prior to the Ownership Change Event.
     6. Settlement of the Award.
          6.1 Issuance of Shares of Stock. Subject to the provisions of Section 6.3 below, the Company shall issue to the Participant on the Settlement Date with respect to each Vested Unit to be settled on such date one (1) share of Stock. Shares of Stock issued in settlement of Units shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to Section 6.3, Section 7 or the Company’s Insider Trading Policy.
          6.2 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the settlement of the Award. Except as provided by the preceding sentence, a certificate for the shares as to which

2

           the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
          6.3 Restrictions on Grant of the Award and Issuance of Shares. The grant of the Award and issuance of shares of Stock upon settlement of the Award shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. No shares of Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the Award, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
          6.4 Fractional Shares. The Company shall not be required to issue fractional shares upon the settlement of the Award.
     7. Tax Withholding.
          7.1 In General. At the time the Grant Notice is executed, or at any time thereafter as requested by a Participating Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company, if any, which arise in connection with the Award or the issuance of shares of Stock in settlement thereof. The Company shall have no obligation to deliver shares of Stock until the tax withholding obligations of the Company have been satisfied by the Participant.
          7.2 Assignment of Sale Proceeds; Payment of Tax Withholding by Check. Subject to compliance with applicable law and the Company’s Insider Trading Policy, the Participant shall satisfy the Participating Company’s tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon settlement of Units. Notwithstanding the foregoing, the Participant may elect to pay by check the amount of the Participating Company’s tax withholding obligations arising on any Settlement Date by delivering written notice of such election to the Company on a form specified by the Company for this purpose at least thirty (30) days (or such other period established by the Company) prior to such Settlement Date. By making such election, the Participant agrees to deliver a check for the full amount of the required tax withholding to the applicable Participating Company on or before the third business day following the Settlement Date. If the Participant elects to pay the required tax withholding by check but fails to make such payment as required by the preceding

3

sentence, the Company is hereby authorized at its discretion, to satisfy the tax withholding obligations through any means authorized by this Section 7, including by directing a sale for the account of the Participant of some or all of the shares being acquired upon settlement of Units from which the required taxes shall be withheld, by withholding from payroll and any other amounts payable to the Participant or by withholding shares in accordance with Section 7.3.
     7.3 Withholding in Shares. The Company may permit or require the Participant to satisfy all or any portion of a Participating Company’s tax withholding obligations by deducting from the shares of Stock otherwise deliverable to the Participant in settlement of the Award a number of whole shares having a fair market value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates. Any adverse consequences to the Participant resulting from the procedure permitted under this Section, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.
     8. Effect of Change in Control on Award.
          In the event of a Change in Control, except to the extent that the Committee determines to cash out the Award in accordance with Section 15.1(c) of the Plan, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, either assume or continue the Company’s rights and obligations with respect to all or any portion of the outstanding Units or substitute for all or any portion of the outstanding Units substantially equivalent rights with respect to the Acquiror’s stock. For purposes of this Section, a Unit shall be deemed assumed if, following the Change in Control, the Unit confers the right to receive, subject to the terms and conditions of the Plan and this Agreement, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon settlement of the Unit to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. In the event the Acquiror elects not to assume, continue or substitute for the outstanding Units in connection with a Change in Control, the Award, to the extent of any Units which are then unvested, shall terminate and cease to be outstanding effective as of the time of the Change in Control.
     9. Adjustments for Changes in Capital Structure.
          Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number of Units

4

subject to the Award and/or the number and kind of shares to be issued in settlement of the Award, in order to prevent dilution or enlargement of the Participant’s rights under the Award. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Committee, and its determination shall be final, binding and conclusive.
     10. Rights as a Stockholder or Employee.
          The Participant shall have no rights as a stockholder with respect to any shares which may be issued in settlement of this Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service at any time.
     11. Legends.
          The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this Section.
     12. Miscellaneous Provisions.
          12.1 Termination or Amendment. The Committee may terminate or amend the Plan or this Agreement at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Participant’s rights under this Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation, including, but not limited to, Section 409A. No amendment or addition to this Agreement shall be effective unless in writing.
          12.2 Nontransferability of the Award. Prior to the issuance of shares of Stock on the applicable Settlement Date, neither this Award nor any Units subject to this Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with

5

respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.
     12.3 Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
     12.4 Binding Effect. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
     12.5 Delivery of Documents and Notices. Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
          (a) Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
          (b) Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 12.5(a) of this Agreement and consents to the electronic delivery of the Plan documents and Grant Notice, as described in Section 12.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 12.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail. Finally, the Participant

6

understands that he or she is not required to consent to electronic delivery of documents described in Section 12.5(a).
          12.6 Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with the Superseding Agreement, if any, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of the Grant Notice and the Agreement shall survive any settlement of the Award and shall remain in full force and effect.
          12.7 Applicable Law. This Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.
          12.8 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7